                                                                     [Logo]
                                                                    ADVANTUS
                                                                 FAMILY OF FUNDS




                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                       ADVANTUS CORNERSTONE FUND




                                                              SEPTEMBER 30, 1996

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                           2

INVESTMENTS IN SECURITIES                    6

STATEMENT OF ASSETS AND LIABILITIES          8

STATEMENT OF OPERATIONS                      9

STATEMENT OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS               11

INDEPENDENT AUDITORS' REPORT                17

FEDERAL INCOME TAX INFORMATION              18

SHAREHOLDER SERVICES                        19

October 31, 1996

                                                                         [PHOTO]
Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5-3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely

        [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
MATTHEW D. FINN, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.
  -Dividends paid quarterly
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Cornerstone Fund's performance for the year ended September 30, 1996 for each class of shares offered is as follows:

                                      24.5
Class A                               percent*
                                      23.4
Class B                               percent*
                                      23.6
Class C                               percent*

This performance compares to the S&P 500 Barra Value Index** which returned 18.7 percent for the year ended September 30, 1996.

PORTFOLIO RECAP

Investments in the chemicals, natural gas, oilfield services and retail industries contributed the most to the strong performance during the last year. In the chemicals sector, the best performing holdings were W.R. Grace, Sterling Chemicals and Morton International. In the natural gas industry, Columbia and El Paso were up 30.4 percent and 22.8 percent respectively. Renewed drilling activity by major oil companies enhanced operating results at oilfield service companies. The portfolio participated in the industry's strong performance through its ownership of Reading and Bates (offshore drilling platforms) and Tidewater (offshore equipment transport) as these holdings appreciated 48.3 percent and 40.0 percent, respectively. The retail sector generally performed poorly until it bottomed early this year when concerns about the economy were at their highest level. Stand out performers in the portfolio include Melville, Federated Department Stores, Kroger and American Stores. All of which are still owned by the Cornerstone Fund.

Industry positions that hurt relative performance the most during the year include bank and construction companies. Stock selections in the banking sector were disappointing. Holdings in the construction sector have been eliminated. While a valuation driven approach prohibited investments in the pharmaceutical industry, their absence hurt relative performance.

OUTLOOK

As the U.S. economy continues to recover at some point the Federal Reserve Board will raise short term interest rates in order to fight inflation. Indeed, investors have already begun to anticipate this likelihood. Companies in the financial services industry tend to underperform the market in a rising

                                                       ADVANTUS CORNERSTONE FUND
                                                              SEPTEMBER 30, 1996

interest rate environment. As portfolio holdings in this area reach our price objectives we anticipate reducing the portfolio exposure to financial services companies.

The European economies have been weak and a number of companies with operations in this area of the world have pre-announced weak third quarter earnings. This is an area which may hold considerable opportunity because ultimately, the European economy will recover.

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
      CORNERSTONE FUND, S&P 500 BARRA VALUE INDEX AND CONSUMER PRICE INDEX

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        18.3%
Since inception (9/16/94)       20.1%
Class B:
One year                        18.4%
Since inception (9/16/94)       20.6%
                                                       S&P 500
                              Class A    Class B   Barra Index        CPI
9/16/94                        10,000     10,000        10,000     10,000
9/30/94                         9,374      9,870         9,824     10,054
9/30/95                        11,659     11,708        12,582     10,275
9/30/96                        14,517     14,649        14,929     10,584

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the S&P 500 Barra Value Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1996.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 Barra Value Index contains those stocks from the S&P 500 that have a price-to-book ratio below the capitalization weighted median price-to-book ratio of the S&P 500.

ADVANTUS CORNERSTONE FUND
SEPTEMBER 30, 1996

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        23.6%
Since inception (3/1/95)        28.3%
                                            S&P 500
                              Class C   Barra Index        CPI
3/01/95                        10,000        10,000     10,000
9/30/95                        12,013        11,865     10,146
9/30/96                        14,846        14,078     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                                       ADVANTUS CORNERSTONE FUND
                                                              SEPTEMBER 30, 1996

TEN LARGEST STOCK HOLDINGS

                                             MARKET      % OF STOCK
COMPANY                         SHARES       VALUE        PORTFOLIO
----------------------------  -----------  ----------  ---------------
American Stores Company.....      73,501   $2,940,040           5.9%
El Paso Natural Gas
  Company...................      66,677    2,933,788           5.9%
Federated Department
  Stores....................      85,100    2,850,850           5.8%
Melville Corporation........      51,200    2,259,200           4.6%
TIG Holdings, Inc...........      62,000    1,860,000           3.7%
Allegheny Teledyne
  Incorported...............      79,534    1,799,457           3.6%
First Chicago Corporation...      38,900    1,760,225           3.6%
Everest Reinsurance
  Holdings, Incorporated....      70,468    1,744,083           3.5%
Unocal Corporation..........      47,500    1,710,000           3.5%
Central & Southwest
  Corporation...............      65,600    1,705,600           3.4%
                                           ----------         ---
                                           $21,563,243         43.5%
                                           ----------         ---
                                           ----------         ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL GOODS            7.5%
Consumer Goods and Services        24.9%
Credit Sensitive                   17.4%
Technology                          5.4%
Intermediate Goods and
Services                           32.4%
Cash & Other
Assets/Liabilities                 12.4%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1996

(Percentages of each investment category relate to total net assets.)

                                    MARKET
 SHARES                            VALUE(a)
---------                        ------------
COMMON STOCKS (87.6%)
  CAPITAL GOODS (7.5%)
    Machinery (7.5%)
   64,700  ITT Industries......  $  1,560,887
   35,700  Parker Hannifin
            Corporation........     1,499,400
   60,301  United Dominion
            Industries.........     1,206,020
                                 ------------
                                    4,266,307
                                 ------------
  CONSUMER GOODS AND SERVICES (24.9%)
    Consumer Goods (2.2%)
   22,800  Harcourt General,
            Inc................     1,259,700
                                 ------------
    Consumer Services (2.2%)
   33,200  Knight-Ridder,
            Inc................     1,228,400
                                 ------------
    Food (2.0%)
   25,500  Kroger Company
            (b)................     1,141,125
                                 ------------
    Retail (14.2%)
   73,501  American Stores
            Company............     2,940,040
   85,100  Federated Department
            Stores (b).........     2,850,850
   51,200  Melville
            Corporation........     2,259,200
                                 ------------
                                    8,050,090
                                 ------------
    Consumer Cyclicals (4.3%)
   35,800  Ford Motor..........     1,118,750
   41,300  Fruit of the Loom
            (b)................     1,280,300
                                 ------------
                                    2,399,050
                                 ------------
  CREDIT SENSITIVE (17.4%)
    Finance (14.4%)
   25,900  American Express
            Company............     1,197,875
   70,468  Everest Reinsurance
            Holdings,
            Incorporated.......     1,744,083
   38,900  First Chicago
            Corporation........     1,760,225

                                    MARKET
 SHARES                            VALUE(a)
---------                        ------------
  CREDIT SENSITIVE--CONTINUED
   47,300  PNC Bank Corp.......  $  1,578,638
   62,000  TIG Holdings, Inc...     1,860,000
                                 ------------
                                    8,140,821
                                 ------------
    Utilities (3.0%)
   65,600  Central & Southwest
            Corporation........     1,705,600
                                 ------------
  INTERMEDIATE GOODS AND SERVICES (32.4%)
    Energy (17.1%)
   32,200  Amerada Hess
            Corporation........     1,702,575
   16,500  Amoco Corporation...     1,163,250
   66,677  El Paso Natural Gas
            Company............     2,933,788
   47,500  Unocal
            Corporation........     1,710,000
   31,900  USX-Marathon Group..       689,837
   64,300  YPF Sociedad Anonima
            (c)................     1,470,862
                                 ------------
                                    9,670,312
                                 ------------
    Materials (11.7%)
   79,534  Allegheny Teledyne
            Incorported........     1,799,457
   36,200  Century Aluminum
            Company............       533,950
   17,100  Citation Corporation
            (b)................       194,513
   13,500  Cytec Industries,
            Inc (b)............       524,813
   13,200  E.I. Du Pont De
            Nemours and
            Company............     1,164,900
   62,235  Fort Howard
            Corporation (b)....     1,516,978
   11,900  Grace & Company.....       892,500
                                 ------------
                                    6,627,111
                                 ------------

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                    MARKET
 SHARES                            VALUE(a)
---------                        ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
    Transportation (3.6%)
   12,400  Burlington Northern
            Santa Fe...........  $  1,046,250
   34,600  Teekay Shipping
            Corporation (c)....       999,075
                                 ------------
                                    2,045,325
                                 ------------
                                    MARKET
 SHARES                            VALUE(a)
---------                        ------------
  TECHNOLOGY (5.4%)
   11,000  International
            Business Machines
            Corporation........  $  1,369,500
   31,700  Xerox Corporation...     1,699,912
                                 ------------
                                    3,069,412
                                 ------------
            Total common stocks
(cost: $43,738,196)         ...    49,603,253
                                 ------------

PRINCIPAL
---------
  SHORT-TERM SECURITIES (11.9%)
$ 500,000  U.S. Treasury Bills............................... 5.90%-5.18%   10/17/96       498,857
2,500,000  U.S. Treasury Bills............................... 5.15%-5.27%   11/14/96     2,484,594
2,980,000  U.S. Treasury Bills............................... 5.07%-5.28%   12/12/96     2,949,925
  420,000  Alabama Power CP...................................      5.45%   10/22/96       418,642
  400,000  Raytheon Company CP (d)............................      5.45%   10/15/96       399,122
                                                                                      ------------
           Total short-term securities (cost: $6,749,991)...........................     6,751,140
                                                                                      ------------
           Total investments in securities (cost: $50,488,187) (e)..................  $ 56,354,393
                                                                                      ------------
                                                                                      ------------

Notes to Investments in Securities
----------------------------

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) The Fund held 4.4% of net assets in foreign securities as of September 30, 1996.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at September 30, 1996, which includes acquisition date and cost, is as follows:

                                                                                          ACQUISITION
SECURITY                                                                                     DATE        COST
----------------------------------------------------------------------------------------  -----------  ---------
Raytheon Company CP.....................................................................    09/11/96   $ 399,108
                                                                                                       ---------
                                                                                                       ---------

(e) At September 30, 1996 the cost of securities for federal income tax purposes was $50,500,039. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation..................................................................  $ 6,144,294
    Gross unrealized depreciation..................................................................     (289,940)
                                                                                                     -----------
    Net unrealized appreciation....................................................................  $ 5,854,354
                                                                                                     -----------
                                                                                                     -----------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $50,488,187)...........................................  $56,354,393
Cash in bank on demand deposit....................................................      67,719
Receivable for Fund shares sold...................................................     194,518
Dividends receivable..............................................................      71,552
Organizational costs..............................................................      32,372
                                                                                    ----------
    Total assets..................................................................  56,720,554
                                                                                    ----------
                                         LIABILITIES
Payable for Fund shares repurchased...............................................          70
Payable to Adviser................................................................      87,238
                                                                                    ----------
    Total liabilities.............................................................      87,308
                                                                                    ----------
Net assets applicable to outstanding capital stock................................  $56,633,246
                                                                                    ----------
                                                                                    ----------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class
   B--2 billion shares, Class C--2 billion shares and 4 billion shares
   unallocated) of $.01 par value (note 1)........................................  $   37,648
  Additional paid-in capital......................................................  44,422,216
  Undistributed net investment income.............................................      21,038
  Accumulated net realized gains from investments.................................   6,286,138
  Unrealized appreciation of investments..........................................   5,866,206
                                                                                    ----------
    Total--representing net assets applicable to outstanding capital stock........  $56,633,246
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class A Shares...............................  $48,382,876
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class B Shares...............................  $7,094,860
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class C Shares...............................  $1,155,510
                                                                                    ----------
                                                                                    ----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,212,050...........................................  $    15.06
                                                                                    ----------
                                                                                    ----------
  Class B--Shares outstanding 475,384.............................................  $    14.92
                                                                                    ----------
                                                                                    ----------
  Class C--Shares outstanding 77,366..............................................  $    14.94
                                                                                    ----------
                                                                                    ----------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest...........................................................................  $    135,202
  Dividends..........................................................................       681,083
                                                                                       ------------
                                                                                            816,285
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       330,954
  Distribution fees--Class A.........................................................       111,681
  Distribution fees--Class B.........................................................        36,779
  Distribution fees--Class C.........................................................         4,644
  Administrative services fee........................................................        41,200
  Amortization of organizational costs...............................................        11,099
  Custodian fees.....................................................................         6,065
  Auditing and accounting services...................................................        12,593
  Legal fees.........................................................................         3,618
  Directors' fees....................................................................           632
  Registration fees..................................................................        37,441
  Printing and shareholder reports...................................................        26,742
  Insurance..........................................................................         5,844
  Other..............................................................................         4,508
                                                                                       ------------
    Total expenses...................................................................       633,800
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (74,454)
                                                                                       ------------
      Total net expenses.............................................................       559,346
                                                                                       ------------
      Investment income--net.........................................................       256,940
                                                                                       ------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).........................................     6,702,261
  Net change in unrealized appreciation or depreciation on investments...............     2,262,010
                                                                                       ------------
    Net gains on investments.........................................................     8,964,271
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  9,221,210
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                          1996        1995
                                                                       ----------  ----------
Operations:
  Investment income--net.............................................  $  256,939  $  183,041
  Net realized gains on investments..................................   6,702,261   1,821,875
  Net change in unrealized appreciation or depreciation on
   investments.......................................................   2,262,010   3,101,643
                                                                       ----------  ----------
    Increase in net assets resulting from operations.................   9,221,210   5,106,559
                                                                       ----------  ----------
Distributions to shareholders from:
  Investment income--net:
    Class A..........................................................    (241,804)   (231,132)
    Class B..........................................................      (4,243)     (5,632)
    Class C..........................................................        (953)        (87)
  Net realized gains on investments:
    Class A..........................................................  (2,024,993)    (56,912)
    Class B..........................................................    (141,042)     (1,628)
    Class C..........................................................      (9,744)         (7)
                                                                       ----------  ----------
    Total distributions..............................................  (2,422,779)   (295,398)
                                                                       ----------  ----------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A..........................................................  12,858,134  14,465,694
    Class B..........................................................   4,817,331   1,365,600
    Class C..........................................................   1,014,692      42,221
  Shares issued as a result of reinvested dividends:
    Class A..........................................................     516,144      15,156
    Class B..........................................................     145,189       7,260
    Class C..........................................................      10,550          94
  Payments for redemption of shares:
    Class A..........................................................    (540,831)   (172,556)
    Class B..........................................................    (169,208)    (41,569)
    Class C..........................................................     (19,247)     --
                                                                       ----------  ----------
    Increase in net assets from capital share transactions...........  18,632,754  15,681,900
                                                                       ----------  ----------
    Total increase in net assets.....................................  25,431,185  20,493,061
Net assets at beginning of year......................................  31,202,061  10,709,000
                                                                       ----------  ----------
Net assets at end of year (including undistributed net investment income of $21,038 and $0, respectively).............................  $56,633,246 $31,202,061
                                                                       ----------  ----------
                                                                       ----------  ----------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1996

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Cornerstone Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Value Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $11,099.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $60,079,113 and $49,628,360, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $74,454 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee for the Fund was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $271,957.

    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                        NUMBER OF SHARES         PERCENTAGE OWNED
                                                                     ----------------------  -------------------------
Class A............................................................          2,132,526                   66.4%
Class B............................................................              8,120                    1.7%
Class C............................................................                990                    1.3%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,618.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                              CLASS A               CLASS B               CLASS C
                                                       ---------------------  --------------------  --------------------
                                                         1996        1995       1996       1995       1996       1995
                                                       ---------  ----------  ---------  ---------  ---------  ---------
Sold.................................................    933,055   1,292,691    349,609    120,786     74,263      3,617
Issued for reinvested distributions..................     40,364       1,391     11,527        664        788          8
Redeemed.............................................    (38,831)    (15,257)   (12,529)    (3,406)    (1,310)        --
                                                       ---------  ----------  ---------  ---------  ---------  ---------
                                                         934,588   1,278,825    348,607    118,044     73,741      3,625
                                                       ---------  ----------  ---------  ---------  ---------  ---------
                                                       ---------  ----------  ---------  ---------  ---------  ---------

(7) ILLIQUID SECURITIES
    At September 30, 1996, investments in securities includes an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including illiquid securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1996 was $399,122 which represents .7% of net assets.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                                     CLASS A
                                                                                     ---------------------------------------
                                                                                                               PERIOD FROM
                                                                                      YEAR ENDED SEPTEMBER    SEPTEMBER 16,
                                                                                              30,              1994 (b) TO
                                                                                     ----------------------   SEPTEMBER 30,
                                                                                       1996       1995(A)         1994
                                                                                     ---------  -----------  ---------------
Net asset value, beginning of period...............................................  $   12.96   $   10.63      $   10.77
                                                                                     ---------  -----------       -------
Income from investment operations:
  Net investment income (loss).....................................................        .09         .12            .01
  Net gains or losses on securities (both realized and unrealized).................       2.91        2.42           (.15)
                                                                                     ---------  -----------       -------
    Total from investment operations...............................................       3.00        2.54           (.14)
                                                                                     ---------  -----------       -------
Less distributions:
  Dividends from net investment income.............................................       (.08)       (.16)            --
  Distributions from capital gains.................................................       (.82)       (.05)            --
                                                                                     ---------  -----------       -------
    Total distributions............................................................       (.90)       (.21)            --
                                                                                     ---------  -----------       -------
Net asset value, end of period.....................................................  $   15.06   $   12.96      $   10.63
                                                                                     ---------  -----------       -------
                                                                                     ---------  -----------       -------
Total return (c)...................................................................       24.5%       24.4%          (1.3)%(d)
Net assets, end of period (in thousands)...........................................  $  48,383  $   29,520   $     10,616
Ratio of expenses to average daily net assets (e)..................................       1.26%       1.35%           .05%(f)
Ratio of net investment income (loss) to average daily net assets (e)..............        .70%       1.01%           .07%(f)
Portfolio turnover rate (excluding short-term securities)..........................      128.0%      160.1%           8.1%
Average commission rate on common stock transactions (g)...........................  $   .0721         N/A            N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.

(b) Commencement of operations.

(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.

(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.

(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $74,454, $83,746 and $1,872 in expenses for the years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.46%, 1.81% and .07% for Class A shares, respectively and the ratio of net investment income to average daily net assets would have been .50%, .56% and .05%, respectively.

(f) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                  CLASS B                              CLASS C
                                                    -----------------------------------   ---------------------------------
                                                                          PERIOD FROM                         PERIOD FROM
                                                       YEAR ENDED        SEPTEMBER 16,                         MARCH 1,
                                                      SEPTEMBER 30,       1994 (b) TO       YEAR ENDED        1995 (b) TO
                                                    -----------------    SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                     1996     1995(A)        1994              1996              1995
                                                    -------   -------   ---------------   ---------------   ---------------
Net asset value, beginning of period..............  $ 12.90   $10.63      $10.77              $12.90          $10.79
                                                    -------   -------     ------              ------          ------
Income from investment operations:
  Net investment income (loss)....................     (.01)     .02        (.01)                 --             .02
  Net gains or losses on securities (both realized
   and unrealized)................................     2.86     2.41        (.13)               2.88            2.14
                                                    -------   -------     ------              ------          ------
    Total from investment operations..............     2.85     2.43        (.14)               2.88            2.16
                                                    -------   -------     ------              ------          ------
Less distributions:
  Dividends from net investment income............     (.01)    (.11)         --                (.02)           (.05)
  Distributions from capital gains................     (.82)    (.05)         --                (.82)             --
                                                    -------   -------     ------              ------          ------
    Total distributions...........................     (.83)    (.16)         --                (.84)           (.05)
                                                    -------   -------     ------              ------          ------
Net asset value, end of period....................  $ 14.92   $12.90      $10.63              $14.94          $12.90
                                                    -------   -------     ------              ------          ------
                                                    -------   -------     ------              ------          ------
Total return (c)..................................     23.4%    23.2%       (1.3)%(d)           23.6%           20.1%(e)
Net assets, end of period (in thousands)..........   $7,095   $1,635         $93              $1,156             $47
Ratio of expenses to average daily net assets
 (f)..............................................     2.15%    2.25%        .09%(g)            2.13%           2.25%(h)
Ratio of net investment income (loss) to average
 daily net assets (f).............................     (.11)%    .05%        .03%(g)            (.01)%          (.07)%(h)
Portfolio turnover rate (excluding short-term
 securities)......................................    128.0%   160.1%        8.1%              128.0%          160.1%
Average commission rate on common stock
 transactions (i).................................  $ .0721      N/A         N/A              $.0721             N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45% and .10% for Class B shares, respectively, and 2.34% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.15)% and .02% for the Class B shares, respectively, and (.16)% for Class C shares.
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h) Adjusted to an annual basis.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS CORNERSTONE FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A
Income distributions--taxable as dividend income, 11.1% qualifying for deductions by corporations

PAYABLE DATE
--------------------------------------------------------------------------------------
December 28, 1995.....................................................................  $   .7264
March 27, 1996........................................................................      .0220
June 26, 1996.........................................................................      .0218
September 25, 1996....................................................................      .0376
                                                                                        ---------
                                                                                        $   .8078
                                                                                        ---------
                                                                                        ---------
Capital gains distribution--taxable as long-term capital gains
 December 19, 1995....................................................................  $   .0971
                                                                                        ---------
                                                                                        ---------

    The distribution of $.7264 payable on December 28, 1995 represents short-term capital gains (taxable as dividend income).

CLASS B
Income distributions taxable as dividend income, 11.1% qualifying for deductions by corporations

PAYABLE DATE
--------------------------------------------------------------------------------------
December 28, 1995.....................................................................  $   .7264
September 25, 1996....................................................................      .0093
                                                                                        ---------
                                                                                        $   .7357
                                                                                        ---------
                                                                                        ---------
Capital gains distribution--taxable as long-term capital gains
 December 19, 1995....................................................................  $   .0971
                                                                                        ---------
                                                                                        ---------

    The distribution of $.7264 payable on December 28, 1995 represents short-term capital gains (taxable as dividend income).

CLASS C
Income distributions taxable as dividend income, 11.1% qualifying for deductions by corporations

PAYABLE DATE
--------------------------------------------------------------------------------------
December 28, 1995.....................................................................  $   .7264
March 27, 1996........................................................................      .0047
September 25, 1996....................................................................      .0107
                                                                                        ---------
                                                                                        $   .7418
                                                                                        ---------
                                                                                        ---------
Capital gains distribution--taxable as long-term capital gains
 December 19, 1995....................................................................  $   .0971
                                                                                        ---------
                                                                                        ---------

    The distribution of $.7264 payable on December 28, 1995 represents short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48649 REV 11-96